UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane	83616
Eagle, Idaho	(Zip Code)
(Address of principal executive offices)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2023, the Board of Directors (the “Board”) of Lamb Weston Holdings, Inc. (“Lamb Weston” or “we”) increased the size of the Board from ten to eleven members and appointed Rita Fisher to serve as a director on the Board. The Board also appointed Ms. Fisher as a member of the Audit and Finance Committee. These actions were effective July 19, 2023.

Ms. Fisher, age 53, has served as the Chief Information Officer and Executive Vice President, Supply Chain of Reynolds Consumer Products Inc., a consumer products company (“Reynolds”), since August 2017. Prior to joining Reynolds, Ms. Fisher served as Vice President and Head of Global Business Services for Kraft Heinz Company, a food and beverage company. During her 22 years at Kraft Heinz and its predecessor companies, she held many global and regional roles in Information Technology and Supply Chain, including Head of Global IT and Senior Director Supply Chain Transformation. Ms. Fisher has a Bachelor of Science degree in mathematics and computer science from the University of Illinois at Chicago and a Master of Science degree in computer science from DePaul University.

Ms. Fisher will receive the same compensation as Lamb Weston’s other non-employee directors, which compensation includes an annual retainer of $100,000 and an annual grant of restricted stock units with an equity grant value of $155,000. Both the retainer and stock award will be pro-rated for her first year of service. There are no transactions or relationships between Ms. Fisher and Lamb Weston that would be reportable under Item 404(a) of Regulation S-K. Ms. Fisher was not selected pursuant to any arrangement or understanding between her and any other person.

On July 19, 2023, we issued a press release announcing the appointment of Ms. Fisher to the Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Lamb Weston Holdings, Inc. dated July 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer

Date: July 19, 2023